SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 2004


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                       000-25032          25-1724540
    ----------------------------         --------------      -------------------
   (State or other jurisdiction          (Commission         (IRS Employer
    of incorporation)                    File Number)        Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania            15017
                -------------------------------------------        -------------
               (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600



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Item 5.   Other Events.

          On February 4, 2004, Universal Stainless & Alloy Products, Inc. (the "Company"), announced that it had submitted a bid in accordance with procedures approved by the United States Bankruptcy Court for the idled Fort Wayne, Indiana specialty steel bar facility of Slater Steels Corporation, the U.S. subsidiary of Slater Steel, Inc.

          The press release, dated February 4, 2004, issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.   Financial Statements and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

             Exhibit 99.1          Press Release dated February 4, 2004.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By: /s/ Richard M. Ubinger
                                          --------------------------------------
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer

Dated:  February 4, 2004


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                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1     Press Release dated February 4, 2004.





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                                                                    Exhibit 99.1